                                          DELAWARE
                                          INVESTMENTS(SM)
                                          ---------------
                                          A member of Lincoln Financial Group(R)




[FIXED INCOME ARTWORK]



F I X E D  I N C O M E


SEMIANNUAL REPORT
2002

DELAWARE
Corporate Bond Fund

DELAWARE
Extended Duration Bond Fund



[GRAPHIC OMITTED]

A Commitment
       to Our Investors

Experience

[] Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.
[] We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance

[] We strive to deliver consistently good performance in all asset classes.
[] We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service

[] We are committed to providing the highest standards of client service.
[] You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
[] We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification

[] Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
[] We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed approximately $86 billion in assets as of December 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Table
 of Contents

     Letter to Shareholders                             1

     Portfolio Management Review                        3

     New at Delaware                                    5

     Performance Summary                                6

     Financial Statements:

       Statement of Net Assets                          8

       Statement of Assets and Liabilities             15

       Statement of Operations                         16

       Statements of Changes in Net Assets             17

       Financial Highlights                            18

       Notes to Financial Statements                   26

                                            Delaware Corporate Bond Fund
                                            Delaware Extended Duration Bond Fund
                                            February 12, 2002


Letter
  to Shareholders

Recap of Events
The six months ended January 31, 2002 was a complex period for investors in fixed-income securities. The events of September 11 and its aftermath created concerns about corporate bond credit quality, resulting in increased market volatility throughout the fixed-income marketplace.

Volatility was particularly acute throughout the fixed-income markets after October 31, when the U.S. Treasury announced that it would no longer issue 30-year bonds. Immediately after that announcement, yields on outstanding long-term debt dropped sharply as investors demanding long bonds were able to look only to the existing supply.

Uncertainty regarding the outlook for the economy was also a significant factor contributing to volatility in recent months. Late in the period, yields on high-quality fixed-income securities rebounded sharply, as signs emerged that the U.S. economy might be more resilient than some investors had feared. For the first time in a year, the Federal Reserve left short-term interest rates unchanged at its January 30 meeting. In doing so, the Fed noted that economic activity in the U.S. had begun to firm, even though weakness remains a threat in the near-term.

Despite a growing consensus that the recession may now be ending, other concerns have recently stifled confidence regarding an end to the broader, global economic slowdown. With news of accounting irregularities dominating business headlines, many investors showed concern that similar problems could affect more large issuers. The result was a weak stock market and corporate credit rating downgrades in late January 2002, which drove daily bond price volatility to new heights.

Delaware Corporate Bond Fund returned +3.29% (Class A shares at net asset value with distributions reinvested) during the six months ended January 31, 2002, beating the +2.96% gain made by the Lehman Brothers U.S. Credit Index over the same period. Delaware Extended Duration Bond Fund returned +4.01% (Class A shares at net asset value with distributions reinvested) during the six months ended January 31, 2002, beating the +3.58% gain made by the Lehman Brothers Long U.S. Credit Index over the same period. Returns for both funds also beat the +1.75% gain made by the Lipper Corporate Debt Funds BBB-rated Average for the same period.

Market Outlook
Five months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. September 11 clearly prolonged a year-long economic slide, but also became a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak. The economy currently appears set for recovery based on the Fed's aggressive monetary policy. Still, the timing and strength of a recovery remains open for debate, and many economists warn that an economic rebound could be weak, or even thwarted altogether.


Total Return
For the period ended January 31, 2002                               Six Months
Delaware Corporate Bond Fund-- Class A Shares                          +3.29%
Delaware Extended Duration Bond Fund-- Class A Shares                  +4.01%
Lipper Corporate Debt Funds BBB-rated Average (172 funds)              +1.75%
Lehman Brothers U.S. Credit Index                                      +2.96%
Lehman Brothers Long U.S. Credit Index                                 +3.58%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on pages 6 and 7. The Lipper Corporate Debt Funds BBB-rated Average represents the average return of all active corporate bond funds with similar credit ratings and investment objectives tracked by Lipper (Source: Lipper Inc.). The Lehman Brothers U.S. Credit Index and the Lehman Brothers Long U.S. Credit Index are unmanaged composites of corporate bonds. You cannot invest directly in an index. Past performance is not a guarantee of future results.

As we look to a brighter future, Delaware Investments remains committed to growing its service-oriented approach, and meeting shareholders' ever-changing needs. As a result, we recently debuted Delaware eDelivery, which allows you to receive your fund materials, including these reports, electronically instead of via U.S. mail. At Delaware, we take pride in our award-winning service, and we hope you enjoy this new feature, which we are offering in response to shareholder requests.

Sincerely,


/s/ Charles E. Haldeman, Jr.
------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

                                            Delaware Corporate Bond Fund
                                            Delaware Extended Duration Bond Fund
                                            February 12, 2002

Portfolio
 Management Review

Fund Manager
Ryan K. Brist
Vice President/Portfolio Manager

The Funds' Results
The semiannual period ended January 31, 2002 was extraordinarily challenging for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund. While corporate bonds performed well at times during the past six months, our markets became very volatile as the economic picture darkened and investors fled to highly rated fixed-income investments in the wake of September 11.

"In managing both Funds, we continued to emphasize investment-grade securities."

The events of that day dealt a setback to the U.S. economy, and in October it was officially declared that the U.S. economy was in a recession that started in March 2001.

As the U.S. economy continued its downward course, the Federal Reserve continued to lower the federal funds rate in an effort to stimulate economic growth. By the time of its last action in December, the Fed had cut interest rates 11 times in all during 2001, totaling 4.75 percentage points. The Fed took no action on interest rates at its January 30, 2002 meeting, as data indicated that the downturn in U.S. economic growth may have reached bottom. That decision marked the Fed's first meeting in more than a year in which interest rates were not cut.

In the declining interest rate environment, corporate bonds and both Delaware Funds posted positive total returns. The steady downward movement in interest rates was particularly beneficial to Delaware Extended Duration Bond Fund, as securities with longer maturities tend to appreciate more in price than securities with short maturities when interest rates decline.

Corporations in virtually every economic sector reported significantly lower earnings during the period, and many could offer little guidance as to when earnings might accelerate. The downturn raised credit concerns in our markets, as investors speculated whether or not certain companies would be able to meet debt obligations. Independent credit agencies, such as Moody's and Standard & Poor's, downgraded the credit ratings of a number of corporate bonds during the period. In the second half of 2001, the ratio of downgrades to upgrades for corporate bonds approached 3-to-1, a level not seen since the 1991 recession (Source: Moody's Investors Service).

Portfolio Highlights
Security selection was key to performance, and the gains made by both Funds were due in part to our generally avoiding certain pitfalls that were present in the market. We maintain a large fixed-income research team, and we believe that our thorough analysis of the corporate debt market helped us stay clear of most bankruptcies and credit downgrades. While we had a very small position in Enron in Delaware Extended Duration Bond Fund, we sold the position in October.

In managing both Funds, we continued to emphasize investment-grade securities. During 2001, investment-grade corporate bonds generated the best returns of all fixed-income assets. Within the investment-grade area, however, we focused on lower-quality bonds; namely securities rated BBB. Bonds rated BBB and above by Standard & Poor's are considered to be investment-grade, while bonds with lower ratings are non-investment-grade issues that carry greater risk.

In both Funds, we also maintained an allocation of approximately 10% to the non-investment-grade, or high-yield portion of the market. We also had relatively small portions of both Funds' assets invested in emerging markets -- specifically in Colombia and Brazil. Over the course of the six-month period, the debt markets of certain emerging markets were among the best performing areas of the fixed-income universe.

The performance of both Funds was aided by diversification across economic sectors. Both Funds had heavy weightings, relative to their benchmark indexes, in the securities of certain telecommunications and energy companies that we believed had attractive valuations and sound financials. In the telecommunications sector, we favored long-distance carriers such as WorldCom and AT&T. Our energy sector allocation focused on natural gas pipeline companies, such as Devon Energy and El Paso.

We also maintained a heavy weighting versus the benchmarks to the basic industries sector, which includes chemical and paper companies. These companies not only had attractive valuations in our opinion, but basic industries are usually the first industries to rebound in an economic recovery.

Just after September 11, the Funds' commitment to the airline sector detracted from returns, but airline bonds came back sharply in the month of January. While we had core holdings in various bank positions, we had smaller allocations than our benchmarks in both Funds to brokerage and finance securities. Our reasoning here was that, given the state of the economy, it was unclear whether retail investors would make a significant return to the securities markets in the near-term.

Outlook
We are optimistic in our outlook for corporate bonds and for the Funds. We believe that the Federal Reserve, through its reduction of interest rates, has set the stage for a meaningful economic recovery toward the end of 2002 and into 2003. As we look ahead, we believe the Fed's interest-rate lowering policy, coupled with aggressive tax cuts, is likely to boost private spending and investments this year.

We will continue to leverage our team's credit research capabilities in the upcoming year, striving to achieve attractive total return for shareholders, with minimum risk. We believe that both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund will continue to be attractive vehicles for fixed-income investors with medium and long-range investment goals.

Delaware Corporate Bond Fund
Asset Allocation
As of January 31, 2002


                                                      Percentage
Asset                                               of Net Assets
--------------------------------------------------------------------------------
Corporate Bonds                                         92.11%
--------------------------------------------------------------------------------
Foreign Bonds                                            3.71%
--------------------------------------------------------------------------------
Repurchase Agreements/Liabilities                        2.09%
--------------------------------------------------------------------------------
Asset-Backed Securities                                  0.57%
--------------------------------------------------------------------------------
U.S. Treasury Obligations                                0.54%
--------------------------------------------------------------------------------
Preferred Stock                                          0.39%
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities                        0.35%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations                      0.24%
--------------------------------------------------------------------------------

Delaware Extended Duration Bond Fund
Asset Allocation
As of January 31, 2002
                                                       Percentage
Asset                                                of Net Assets
--------------------------------------------------------------------------------
Corporate Bonds                                         92.53%
--------------------------------------------------------------------------------
Foreign Bonds                                            3.39%
--------------------------------------------------------------------------------
U.S. Treasury Obligations                                1.95%
--------------------------------------------------------------------------------
Preferred Stock                                          1.69%
--------------------------------------------------------------------------------
Repurchase Agreements/Liabilities                        0.44%
--------------------------------------------------------------------------------

New
 at Delaware

Simplify your life. Sign up for Delaware's new eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Online account access users can now receive fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:

1. Go to www.delawareinvestments.com/edelivery

2. Follow the directions to register.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.



                                                               [GRAPHIC OMITTED]
                                                                        DELAWARE
                                                                      e:delivery
                                                            ONLINE, ALL THE TIME

Delaware
   Corporate Bond Fund

Fund Basics
As of January 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide investors with total return.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$74.10 million
--------------------------------------------------------------------------------
Number of Holdings:
139
--------------------------------------------------------------------------------
Fund Start Date:
September 15, 1998
--------------------------------------------------------------------------------
Your Fund Manager:
Ryan K. Brist joined Delaware Investments in 2000. Previously, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group, and as an Analyst in oil/gas investment banking for Dean Witter Reynolds in New York. Mr. Brist is a graduate of Indiana University and a CFA charterholder.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A DGCAX
Class B DGCBX
Class C DGCCX

Fund Performance
Average Annual Total Returns
Through January 31, 2002          Lifetime               One Year
--------------------------------------------------------------------------------
Class A (Est. 9/15/98)
Excluding Sales Charge            +5.64%                 +8.92%
Including Sales Charge            +4.15%                 +3.80%
--------------------------------------------------------------------------------
Class B (Est. 9/15/98)
Excluding Sales Charge            +4.90%                 +8.11%
Including Sales Charge            +4.12%                 +4.11%
--------------------------------------------------------------------------------
Class C (Est. 9/15/98)
Excluding Sales Charge            +4.90%                 +8.11%
Including Sales Charge            +4.90%                 +7.11%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C shares, excluding sales charges, assumes either contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended January 31, 2002 for Delaware Corporate Bond Fund's Institutional Class were +5.91% and +9.20%, respectively. Institutional Class shares were first made available on September 15, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Corporate Bond Fund during partial periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DGCIX

Delaware
   Extended Duration Bond Fund

Fund Basics
As of January 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide investors with total return.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$68.49 million
--------------------------------------------------------------------------------
Number of Holdings:
92
--------------------------------------------------------------------------------
Fund Start Date:
September 15, 1998
--------------------------------------------------------------------------------
Your Fund Manager:
Ryan K. Brist
--------------------------------------------------------------------------------
Nasdaq  Symbols:
Class  A  DEEAX
Class  B  DEEBX
Class  C  DEECX

Fund Performance
Average Annual Total Returns
Through January 31, 2002              Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/15/98)
Excluding Sales Charge                 +5.44%      +9.93%
Including Sales Charge                 +3.95%      +4.65%
--------------------------------------------------------------------------------
Class B (Est. 9/15/98)
Excluding Sales Charge                 +4.66%      +9.10%
Including Sales Charge                 +3.89%      +5.10%
--------------------------------------------------------------------------------
Class C (Est. 9/15/98)
Excluding Sales Charge                 +4.70%      +9.09%
Including Sales Charge                 +4.70%      +8.09%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended January 31, 2002 for Delaware Extended Duration Bond Fund Institutional Class were +5.69% and +10.22%, respectively. Institutional Class shares were first made available on September 15, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Extended Duration Bond Fund during partial periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEEIX

Statement
  of Net Assets

                                                        Principal        Market
                                                          Amount         Value
Agency Mortgage-Backed Securities - 0.35%
  Fannie Mae 6.00% 8/1/16                               $255,000        $257,550
                                                                        --------
Total Agency Mortgage-Backed Securities
  (cost $256,395)                                                        257,550
                                                                        --------
Asset-Backed Securities - 0.57%
  CMSI 6.25% 1/25/32                                     300,000         225,281
  Morgan Stanley 144A 12.75% 10/25/31                    193,844         197,721
                                                                        --------
Total Asset-Backed Securities
  (cost $419,594)                                                        423,002
                                                                         -------
Collateralized Mortgage Obligations - 0.24%
  Commercial Series 7.21% 9/15/08                         64,789          68,980
  Prudential Securities Secured Financing
    7.39% 5/15/13                                        150,000         107,719
                                                                        --------
Total Collateralized Mortgage
  Obligations (cost $173,140)                                            176,699
                                                                        --------
Corporate Bonds - 92.11%
Aerospace & Defense - 0.09%
  Sequa 9.00% 8/1/09                                      70,000          68,250
                                                                        --------
                                                                          68,250
                                                                        --------
Automobiles & Automotive Parts - 1.22%
  Ford Motor 7.45% 7/16/31                               965,000         904,146
                                                                        --------
                                                                         904,146
                                                                        --------
Banking - 5.46%
  Banco Santander 6.50% 11/1/05                          145,000         150,171
  Bank of Hawaii 6.875% 6/1/03                           190,000         196,658
  BB&T 6.50% 8/1/11                                    1,205,000       1,223,723
  Popular North America
    6.125% 10/15/06                                      380,000         379,879
  U.S. Bank
    6.30% 2/4/14                                       1,285,000       1,293,095
    6.375% 8/1/11                                        790,000         804,335
                                                                       ---------
                                                                       4,047,861
                                                                       ---------
Building & Materials - 0.59%
  York International 6.625% 8/15/06                      425,000         434,905
                                                                       ---------
                                                                         434,905
                                                                       ---------
Cable, Media & Publishing - 7.20%
  Adelphia Communications
    10.25% 11/1/06                                       250,000         259,375
  Belo 6.875% 6/1/02                                     300,000         302,264
  Charter Communications
    10.00% 4/1/09                                        180,000         174,150
  Continental Cablevision 9.50% 8/1/13                   500,000         564,471
  Fox Family Worldwide
    9.25% 11/1/07                                        260,000         282,100
    10.25% 11/1/07                                       345,000         376,913
  Liberty Media
    7.75% 7/15/09                                      1,170,000       1,186,174
    8.25% 2/1/30                                         350,000         338,712

                                                    Delaware Corporate Bond Fund
                                                    January 31, 2002 (Unaudited)




                                                       Principal       Market
                                                       Amount          Value
Corporate Bonds (continued)
Cable, Media & Publishing (continued)
  Scholastic 5.75% 1/15/07                            $  635,000       $ 631,707
  Shaw Communications 7.20% 12/15/11                     395,000         393,493
  Thomson 5.75% 2/1/08                                   250,000         247,596
  Westinghouse 8.625% 8/1/12                             500,000         578,194
                                                                       ---------
                                                                       5,335,149
                                                                       ---------
Chemicals - 1.23%
  Avecia 11.00% 7/1/09                                   530,000         530,000
  IMC Global 6.55% 1/15/05                                90,000          85,257
  Lyondell Chemical 144A 9.50% 12/15/08                   95,000          94,050
  Praxair 6.15% 4/15/03                                  195,000         200,632
                                                                       ---------
                                                                         909,939
                                                                       ---------
Computers & Technology - 0.73%
  Seagate Technologies 12.50% 11/15/07                   475,000         539,125
                                                                       ---------
                                                                         539,125
                                                                       ---------
Consumer Products - 1.73%
  American Greetings
    6.10% 8/1/28                                         460,000         390,082
    11.75% 7/15/08                                       170,000         171,275
  Elizabeth Arden 11.75% 2/1/11                          150,000         141,750
  Maytag 6.875% 12/1/06                                  560,000         575,755
                                                                       ---------
                                                                       1,278,862
                                                                       ---------
Electronics & Electrical Equipment - 0.48%
  Arrow Electronics 8.20% 10/1/03                        345,000         353,477
                                                                       ---------
                                                                         353,477
                                                                       ---------
Energy - 6.61%
  Burlington Resources Finance
    5.60% 12/1/06                                        415,000         409,959
  Devon Energy 144A 6.875% 9/30/11                       870,000         858,521
  El Paso 7.75% 1/15/32                                1,075,000       1,064,783
  National Fuel Gas 7.30% 2/18/03                        205,000         212,854
  Occidental Petroleum 5.875% 1/15/07                    370,000         369,861
  Oneok 7.75% 8/15/06                                    690,000         744,106
  R & B Falcon 6.75% 4/15/05                             620,000         641,700
  Western Atlas 7.875% 6/15/04                           225,000         243,468
  Williams 7.75% 6/15/31                                 380,000         354,407
                                                                       ---------
                                                                       4,899,659
                                                                       ---------
Financial - 15.36%
  Bear Stearns 5.70% 1/15/07                             630,000         627,188
  Boeing Capital
    5.75% 2/15/07                                        420,000         421,054
    6.50% 2/15/12                                        300,000         301,986
  Citigroup 7.25% 10/1/10                                315,000         338,464
  Citigroup Capital III 7.625% 12/1/36                   500,000         526,591
  Credit Suisse First Boston  6.50% 1/15/12              395,000         398,478
  Erac USA Finance 144A 7.35% 6/15/08                  1,690,000       1,712,757
  Finova 7.50% 11/15/09                                  325,000         123,500
  Ford Motor Credit
    6.875% 2/1/06                                        775,000         778,423
    7.25% 10/25/11                                     1,250,000       1,229,927

Statement
   of Net Assets (continued)

                                                       Principal       Market
                                                         Amount         Value
Corporate Bonds (continued)
Financial (continued)
  General Motors Acceptance
    6.125% 2/1/07                                   $  1,005,000     $   997,969
    8.00% 11/1/31                                        670,000         695,668
  International Lease Finance
    4.75% 1/18/05                                        455,000         454,500
  Lehman Brothers 6.625% 1/18/12                         590,000         582,723
  Merrill Lynch 5.36% 2/1/07                             975,000         971,831
  UBS Preferred Funding Trust I
    8.622% 10/29/49                                    1,085,000       1,219,153
                                                                       ---------
                                                                      11,380,212
                                                                      ----------
Food, Beverage & Tobacco - 6.88%
  Conagra Foods 6.75% 9/15/11                            705,000         729,202
  Kroger 8.15% 7/15/06                                   385,000         428,396
  Tyson Foods 144A
    6.625% 10/4/04                                     1,185,000       1,217,938
    8.25% 10/1/11                                        840,000         899,889
  UST 8.80% 3/15/05                                      590,000         649,828
  Wendy's
    6.25% 11/15/11                                       775,000         759,012
    6.35% 12/15/05                                       405,000         415,617
                                                                     -----------
                                                                       5,099,882
                                                                     -----------
Healthcare & Pharmaceuticals - 0.59%
  United Healthcare 5.20% 1/17/07                        440,000         435,730
                                                                     -----------
                                                                         435,730
                                                                     -----------
Healthcare Reits - 0.98%
  Nationwide Health Properties
    7.06% 12/5/06                                        750,000         723,509
                                                                     -----------
                                                                         723,509
                                                                     -----------
Insurance - 2.49%
  Ace Capital Trust II 9.70% 4/1/30                      180,000         221,769
  Fairfax Financial
    7.375% 4/15/18                                       290,000         174,856
    7.75% 12/15/03                                       620,000         562,966
  XL Capital 6.50% 1/15/12                               885,000         886,984
                                                                     -----------
                                                                       1,846,575
                                                                     -----------
Metals & Mining - 3.57%
  Fortune Brands 7.125% 11/1/04                          290,000         309,991
  Newmont Mining 8.625% 5/15/11                          500,000         512,559
  U.S. Steel 10.75% 8/1/08                               290,000         281,300
  USX
    8.125% 7/15/23                                       355,000         386,615
    9.125% 1/15/13                                       560,000         661,413
    9.375% 2/15/12                                       415,000         493,613
                                                                     -----------
                                                                       2,645,491
                                                                     -----------
Office REITS - 0.42%
   Highwoods Realty 8.00% 12/1/03                        300,000         314,697
                                                                     -----------
                                                                         314,697
                                                                     -----------
Packaging & Containers - 0.45%
  Sealed Air 144A 8.75% 7/1/08                           325,000         336,007
                                                                     -----------
                                                                         336,007
                                                                     -----------

                                                    Delaware Corporate Bond Fund





                                                       Principal     Market
                                                       Amount        Value
Corporate Bonds (continued)
Paper & Forest Products - 2.71%
  Ainsworth Lumber 12.25% 7/15/07                      $  20,000     $    20,300
  Ainsworth Lumber 144A
    13.875% 7/15/07                                      160,000         170,400
  Fort James 6.625% 9/15/04                              380,000         355,131
  Georgia Pacific 8.125% 5/15/11                         515,000         473,601
  Norske Skogindustier 144A
    7.625% 10/15/11                                      970,000         991,273
                                                                     -----------
                                                                       2,010,705
                                                                     -----------
Real Estate - 0.54%
  Simon Property
    7.375% 1/20/06                                       390,000         403,065
                                                                     -----------
                                                                         403,065
                                                                     -----------
Retail - 2.46%
  Federated Department Stores
    8.125% 10/15/02                                      250,000         258,058
  Gap 5.625% 5/1/03                                       90,000          86,374
  Gap 144A 8.80% 12/15/08                                620,000         580,897
  J Crew 13.125% 10/15/08                                600,000         315,750
  Saks 7.00% 7/15/04                                     610,000         582,549
                                                                     -----------
                                                                       1,823,628
                                                                     -----------
Telecommunications - 16.45%
  AT&T 144A
    6.50% 11/15/06                                     1,055,000       1,071,614
    7.30% 11/15/11                                     1,665,000       1,693,441
    8.00% 11/15/31                                       825,000         858,059
  British Telecom 8.875% 12/15/30                        390,000         460,513

  Cingular Wireless 144A
    6.50% 12/15/11                                       330,000         333,735
    7.125% 12/15/31                                      210,000         214,166
  Citizens Communications 144A
    6.375% 8/15/04                                       615,000         626,380
  France Telecom 144A
    7.75% 3/1/11                                       1,185,000       1,255,381
    8.50% 3/1/31                                         745,000         841,016
  Insight Midwest 10.50% 11/1/10                         200,000         218,500

  *Metronet Communications
    10.75% 11/1/07                                       400,000         103,978
  Nextel Partners 144A
    12.50% 11/15/09                                       45,000          37,800
  PanAmSat 144A 8.50% 2/1/12                             160,000         160,400
  Qwest 7.20% 11/1/04                                    345,000         355,722
  Singapore
  Telecommunications 144A
    7.375% 12/1/31                                     1,115,000       1,158,302
  Sprint Capital 144A 6.00% 1/15/07                      385,000         379,072

  Telus 7.50% 6/1/07                                     305,000         320,704
  WorldCom
    6.40% 8/15/05                                        250,000         248,288
    7.50% 5/15/11                                        910,000         890,702
    8.25% 5/15/31                                        965,000         959,000
                                                                     -----------
                                                                      12,186,773
                                                                     -----------

Statement
    of Net Assets (continued)

                                                       Principal     Market
                                                       Amount        Value
Corporate Bonds (continued)
Textiles, Apparel & Furniture - 0.98%
  Interface 9.50% 11/15/05                          $     90,000     $    86,400
  Interface 144A 10.375% 2/1/10                           45,000          46,856
  Johnson Controls 5.00% 11/15/06                        380,000         368,803
  Levi Strauss
    6.80% 11/1/03                                         90,000          85,275
    11.625% 1/15/08                                      140,000         140,000
                                                                     -----------
                                                                         727,334
                                                                     -----------
Transportation & Shipping - 2.43%
  American Airline 144A 6.82% 5/23/11                    560,000         545,999
  Continental Airlines 7.033% 6/15/11                    645,000         543,602
  Delta Air Lines 7.299% 9/18/06                         730,000         708,250
                                                                     -----------
                                                                       1,797,851
                                                                     -----------
Utilities - 10.46%
  Avista 9.75% 6/1/08                                    400,000         420,339
  Avista 144A 7.75% 1/1/07                               295,000         301,065
  Detroit Edison 5.05% 10/1/05                           600,000         595,365
  First Energy 6.45% 11/15/11                            355,000         354,879
  Florida Power 8.00% 12/1/22                          1,000,000       1,039,901
  Kinder Morgan Energy Partners
    8.00% 3/15/05                                        500,000         545,887
  NRG Energy 7.75% 4/1/11                                750,000         714,443
  PG&E National Energy 10.375% 5/16/11                   990,000       1,034,728
  Progress Energy 7.00% 10/30/31                         355,000         363,730
  Public Service Electric & Gas
    6.50% 5/1/04                                         840,000         871,847
    9.125% 2/10/04                                       750,000         784,770
  Southern Capital 5.30% 2/1/07                          730,000         727,314
                                                                     -----------
                                                                       7,754,268
                                                                     -----------
Total Corporate Bonds (cost $67,874,928)                              68,257,100
                                                                     -----------
Foreign Bonds - 3.71%
Brazil - 2.04%
  Banco Nac Desenv 144A
    9.625% 12/12/11                                      580,000         566,950
  Federal Republic of Brazil
    11.00% 8/17/40                                     1,225,000         944,475
                                                                     -----------
                                                                       1,511,425
                                                                     -----------
Columbia - 0.70%
  Republic of Columbia 10.00% 1/23/12                    545,000         521,838
                                                                     -----------
                                                                         521,838
                                                                     -----------
Venezuela - 0.97%
  Republic of Venezuela 4.75% 12/18/07                   999,985         717,489
                                                                     -----------
                                                                         717,489
                                                                     -----------
Total Foreign Bonds (cost $2,775,600)                                  2,750,752
                                                                     -----------

                                                    Delaware Corporate Bond Fund





                                                       Principal    Market
                                                       Amount       Value
U.S. Treasury Obligations - 0.54%
  U.S. Treasury Note 3.00% 3/31/04                      $400,000       $398,922
                                                                       --------
Total U.S. Treasury Obligations
  (cost $399,781)                                                       398,922
                                                                       --------
                                                          Number
                                                            of
                                                          Shares
Preferred Stock-0.39%
  Centaur Funding 9.08%                                      250       $289,453
                                                                       --------
Total Preferred Stock (cost $252,003)                                   289,453
                                                                       --------
                                                       Principal
                                                       Amount
Repurchase Agreements - 4.48%
With BNP Paribas 1.90% 2/1/02
  (dated 1/31/02, collateralized by
  $399,000 U.S. Treasury Notes
  6.375% due 4/30/02, market value
  $409,892 and $399,000 U.S. Treasury
  Notes 6.625% due 5/31/02, market
  value $409,803 and $384,000
  U.S. Treasury Notes 6.25% due
  8/31/02, market value $403,930)                     $1,197,000      1,197,000
With JP Morgan Chase 1.88% 2/1/02
  (dated 1/31/02, collateralized by
  $924,000 U.S. Treasury Notes 3.25%
  due 947,794) 12/31/03, market value $947,794)          924,000        924,000
With UBS Warburg 1.88% 2/1/02
  (dated 1/31/02, collateralized by
  $853,000 U.S. Treasury Bill due
  2/7/02,  market value  $852,605 and
  $361,000 U.S. Treasury Notes 3.875%
  due 6/30/03, market value $368,570)                  1,197,000      1,197,000
                                                                    -----------
Total Repurchase Agreements
  (cost $3,318,000)                                                   3,318,000
                                                                    -----------

Total Market Value of Securities - 102.39%
  (cost $75,469,441)                                                 75,871,478


Liabilities Net of Receivables and
   Other Assets - (2.39%)                                            (1,770,618)
                                                                    -----------
Net Assets Applicable to 13,823,163
  Shares Outstanding -  100.00%                                     $74,100,860
                                                                    -----------

Net Asset Value - Delaware Corporate Bond Fund
  Class A ($10,122,005 / 1,888,286 Shares)                          $      5.36
                                                                    -----------
Net Asset Value - Delaware Corporate Bond Fund
  Class B $8,816,524 / 1,644,641 Shares)                            $      5.36
                                                                    -----------
Net Asset Value - Delaware Corporate Bond Fund
  Class C $3,643,120 / 679,607 Shares)                              $      5.36
                                                                    -----------
Net Asset Value - Delaware Corporate Bond Fund
    Institutional Class ($51,519,211 / 9,610,629 Shares)            $      5.36
                                                                    -----------

                                                    Delaware Corporate Bond Fund

Statement
   of Net Assets (continued)

Components of Net Assets at January 31, 2002:
Shares of beneficial interest (unlimited
   authorization - no par)                                          $76,867,124
Accumulated net investment loss                                         (24,431)
Accumulated net realized loss on investments                         (3,136,726)
Net unrealized appreciation of investments                              394,893
                                                                    -----------
Total net assets                                                    $74,100,860
                                                                    -----------
*Zero coupon bond as of January 31, 2002. The interest rate shown is the step-up rate.

Net Asset Value and Offering Price Per Share -
   Delaware Corporate Bond Fund
Net asset value Class A (A)                                               $5.36
Sales charge (4.75% of offering price, or 5.04% of
   amount invested per share) (B)                                          0.27
                                                                          -----
Offering price                                                            $5.63
                                                                          -----

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statement
  of Net Assets

                                                       Principal     Market
                                                       Amount        Value
Corporate Bonds - 92.53%
Aerospace & Defense - 0.10%
  Sequa 9.00% 8/1/09                                 $    70,000     $    68,250
                                                                     -----------
                                                                          68,250
                                                                     -----------
Automobiles & Automotive Parts - 2.03%
  Ford Motor 7.45% 7/16/31                             1,485,000       1,391,354
                                                                     -----------
                                                                       1,391,354
                                                                     -----------
Banking - 5.02%
  Abbey National 8.963% 12/29/49                       1,000,000       1,157,000
  KeyCorp Capital III 7.75% 7/15/29                    1,000,000       1,022,370
  U.S. Bank 6.30% 2/4/14                               1,250,000       1,257,875
                                                                     -----------
                                                                       3,437,245
                                                                     -----------
Cable, Media & Publishing - 5.73%
  Adelphia Communications
    10.25% 11/1/06                                       250,000         259,375
  Charter Communications
    10.00% 4/1/09                                        175,000         177,188
  Liberty Media
    7.75% 7/15/09                                      1,090,000       1,105,069
    8.25% 2/1/30                                         325,000         314,518
    8.50% 7/15/29                                        165,000         164,031
  Shaw Communications
    7.20% 12/15/11                                       365,000         363,607
  Viacom 7.875% 7/30/30                                  875,000         964,660
  Westinghouse 8.625% 8/1/12                             500,000         578,194
                                                                     -----------
                                                                       3,926,642
                                                                     -----------
Chemicals - 2.37%
  Avecia 11.00% 7/1/09                                   520,000         520,000
  Dow Chemical 7.375% 11/1/29                          1,000,000       1,012,345
  Lyondell Chemical 144A 9.50% 12/15/08                   95,000          94,050
                                                                     -----------
                                                                       1,626,395
                                                                     -----------
Computers & Technology - 2.36%
  International Business Machines
    7.125% 12/1/96                                     1,000,000       1,022,751
  Seagate Technologies 13.50% 11/15/07                   525,000         595,875
                                                                     -----------
                                                                       1,618,626
                                                                     -----------
Consumer Products - 1.00%
  American Greetings
    6.10% 8/1/28                                         440,000         373,122
    11.75% 7/15/08                                       170,000         171,275
  Elizabeth Arden 11.75% 2/1/11                          150,000         141,750
                                                                     -----------
                                                                         686,147
                                                                     -----------

                                            Delaware Extended Duration Bond Fund
                                            January 31, 2002 (Unaudited)




                                                       Principal     Market
                                                       Amount        Value
Corporate Bonds (continued)
Energy - 10.83%
  Devon Energy 144A
    6.875% 9/30/11                                   $   730,000     $   720,369
    7.875% 9/30/31                                     1,000,000       1,028,732
  El Paso 7.75% 1/15/32                                2,195,000       2,174,139
  Transocean Sedco Forex
    7.50% 4/15/31                                      2,000,000       2,021,340
  Williams
    7.50% 1/15/31                                        805,000         729,205
    7.75% 6/15/31                                        800,000         746,121
                                                                     -----------
                                                                       7,419,906
                                                                     -----------
Financial - 13.00%
  Boeing Capital 6.50% 2/15/12                           125,000         125,827
  Citigroup Capital III 7.625% 12/1/36                 1,081,000       1,138,490
  Erac USA Finance 144A 7.35% 6/15/08                  1,695,000       1,717,826
  Ford Motor Credit 7.25% 10/25/11                     1,660,000       1,633,344
  General Motors Acceptance
    6.875% 9/15/11                                     1,285,000       1,263,657
    8.00% 11/1/31                                      1,120,000       1,162,907
  HSBC Capital Funding 144A
    10.176% 12/29/49                                   1,000,000       1,297,337
  Lehman Brothers 6.625% 1/18/12                         575,000         567,908
                                                                     -----------
                                                                       8,907,296
                                                                     -----------
Food, Beverage & Tobacco - 3.37%
  Conagra Foods 6.75% 9/15/11                            680,000         703,344
  Tyson Foods 144A 8.25% 10/1/11                         815,000         873,106
  Wendy's 6.25% 11/15/11                                 750,000         734,528
                                                                     -----------
                                                                       2,310,978
                                                                     -----------
Healthcare Reits - 0.70%
  Nationwide Health Properties
    7.06% 12/5/06                                        500,000         482,340
                                                                     -----------
                                                                         482,340
                                                                     -----------
Insurance - 4.70%
  Ace Capital Trust II 9.70% 4/1/30                      150,000         178,054
  Fairfax Financial 7.375% 4/15/18                     1,000,000         602,953
  Nationwide 9.875% 2/15/25                            1,500,000       1,573,132
  XL Capital 6.50% 1/15/12                               860,000         861,928
                                                                     -----------
                                                                       3,216,067
                                                                     -----------
Metals & Mining - 5.52%
  Alcan 7.25% 3/15/31                                    585,000         615,937
  Phelps Dodge 9.50% 6/1/31                              500,000         466,194
  U.S. Steel 10.75% 8/1/08                               280,000         271,600
  USX
    9.125% 1/15/13                                       840,000         992,120
    9.375% 2/15/12                                       415,000         493,613
    9.375% 5/15/22                                       775,000         939,156
                                                                     -----------
                                                                       3,778,620
                                                                     -----------

Statement
   of Net Assets (continued)

                                                       Principal     Market
                                                       Amount        Value

Corporate Bonds (continued)
Packaging & Containers - 0.50%
  Sealed Air 144A 8.75% 7/1/08                          $330,000     $   341,176
                                                                     -----------
                                                                     $   341,176
                                                                     -----------

Paper & Forest Products - 3.00%
  Ainsworth Lumber 12.25% 7/15/07                         20,000          20,300
  Ainsworth Lumber 144A 13.875% 7/15/07                  155,000         165,075
  Georgia Pacific
    8.125% 5/15/11                                       520,000         478,199
    8.875% 5/15/31                                       500,000         440,394
  Norske Skogindustrier 144A
    7.625% 10/15/11                                      930,000         950,396
                                                                     -----------
                                                                       2,054,364
Retail - 0.46%                                                       -----------
  J Crew 13.125% 10/15/08                                600,000         315,750
                                                                     -----------
                                                                         315,750
                                                                     -----------


Telecommunications - 21.00%
  AT&T 144A
    7.30% 11/15/11                                       670,000         681,445
    8.00% 11/15/31                                     2,475,000       2,574,177
  AT&T Wireless 8.75% 3/1/31                             680,000         749,159
  British Telecom 8.875% 12/15/30                        805,000         950,546
  Cingular Wireless 144A
    6.50% 12/15/11                                       310,000         313,509
    7.625% 12/15/31                                      540,000         550,711
  Citizens Communications 144A
    9.00% 8/15/31                                      1,000,000       1,103,442
  France Telecom 144A 8.50% 3/1/31                     1,000,000       1,128,880
  Insight Midwest 10.50% 11/1/10                         200,000         218,500
  Metronet Communications 10.75% 11/1/07                 400,000         103,978
  Nextel Partners 144A 12.50% 11/15/09                    45,000          37,800
  PanAmSat 144A 8.50% 2/1/12                             145,000         145,363
  Singapore Telecommunications 144A
    7.375% 12/1/31                                     1,955,000       2,030,924
  Sprint Capital 6.88% 11/15/28                        1,000,000         900,046
  Telus 8.00% 6/1/11                                     280,000         298,243
  WorldCom 8.25% 5/15/31                               2,605,000       2,588,803
                                                                     -----------
                                                                      14,375,526
                                                                     -----------

Textiles, Apparel & Furniture - 0.50%
  Interface 9.50% 11/15/05                                90,000          86,400
  Interface 144A 10.375% 2/1/10                           45,000          46,856
  Levi Strauss
    6.80% 11/1/03                                         90,000          85,275
    11.625% 1/15/08                                      125,000         125,000
                                                                     -----------
                                                                         343,531
Transportation & Shipping - 1.57%                                    -----------

  American Airline 144A 6.817% 5/23/11                   565,000         550,874
  Continental Airlines 7.033% 6/15/11                    610,000         522,014
                                                                     -----------
                                                                       1,072,888
                                                                     -----------

                                            Delaware Extended Duration Bond Fund


                                                       Principal         Market
                                                       Amount            Value



Corporate Bonds (continued)
Utilities - 8.77%
  Avista 9.75% 6/1/08                                  $ 375,000     $   394,068
  FirstEnergy 6.45% 11/15/11                             345,000         344,882
  Florida Power 8.00% 12/1/22                          1,000,000       1,039,902
  Hydro Quebec 8.50% 12/1/29                             750,000         935,434
  NRG Energy
    7.75% 4/1/11                                       1,000,000         952,590
    8.625% 4/1/31                                      1,000,000         951,007
  PG&E National Energy 10.38% 5/16/11                    985,000       1,029,502
  Progress Energy 7.00% 10/30/31                         350,000         358,607
                                                                     -----------
                                                                       6,005,992
                                                                     -----------
Total Corporate Bonds (cost $62,349,176)                              63,379,093
                                                                     -----------
Foreign Bonds - 3.39%
Brazil - 2.07%
  Banco Nac Desenv 144A 9.625% 12/12/11                  560,000         547,400
  Federal Republic of Brazil 11.00%  8/17/40           1,130,000         871,229
                                                                     -----------
                                                                       1,418,629
                                                                     -----------
Columbia - 0.72%
  Republic of Columbia 10.00% 1/23/12                    515,000         493,113
                                                                     -----------
                                                                         493,113
                                                                     -----------
Venezuela - 0.60%
  Republic of Venezuela 4.75% 12/18/07                   571,420         409,994
                                                                     -----------
                                                                         409,994
                                                                     -----------
Total Foreign Bonds (cost $2,336,571)                                  2,321,736
                                                                     -----------
U.S. Treasury Obligations - 1.95%
  U.S. Treasury Bond 5.375% 2/15/31                    1,345,000       1,333,652
                                                                     -----------
Total U.S. Treasury Obligations
   (cost $1,335,656)                                                   1,333,652
                                                                     -----------

                                                       Number of
                                                         Shares

Preferred Stock - 1.69%
  Centaur Funding 9.08%                                    1,000       1,157,813
                                                                     -----------
Total Preferred Stock (cost $1,046,615)                                1,157,813
                                                                     -----------

                                            Delaware Extended Duration Bond Fund

Statement
    of Net Assets (continued)

                                                       Principal     Market
                                                       Amount        Value
Repurchase Agreements - 0.35%
With BNP Paribas 1.90% 2/1/02
  (dated 1/31/02, collateralized by
  $29,000 U.S. Treasury Notes 6.375% due
  4/30/02, market value $29,402 and
  $29,000 U.S. Treasury Notes 6.625%
  due 5/31/02, market value $29,395 and
  $28,000 U.S. Treasury
  Notes 6.25% due 8/31/02, market value $28,974)        $ 86,000     $    86,000
With JPMorgan Chase 1.88% 2/1/02
  (dated 1/31/02, collateralized by
  $68,000 U.S. Treasury Notes 3.25%
  due 12/31/03, market value $67,985)                     66,500          66,500
With UBS Warburg 1.88% 2/1/02
  (dated 1/31/02, collateralized by $61,000
  U.S. Treasury Bills due 2/7/02, market
  value $61,157 and $26,000 U.S. Treasury
  Notes 3.875% due 6/30/03, market
  value $26,438)                                          85,500          85,500
                                                                     -----------
Total Repurchase Agreements
  (cost $238,000)                                                        238,000
                                                                     -----------

Total Market Value of Securities - 99.91%
  (cost $67,306,018)                                                  68,430,294

Receivables and Other Assets Net
  of Liabilities - 0.09%                                                  64,443
                                                                     -----------
Net Assets Applicable to 12,975,709
  Shares Outstanding -  100.00%                                      $68,494,737
                                                                     -----------

Net Asset Value - Delaware Extended Duration
  Bond Fund Class A ($5,022,022 / 951,425 Shares)                    $      5.28
                                                                     -----------
Net Asset Value - Delaware Extended Duration
  Bond Fund Class B ($2,357,499 / 446,608 Shares)                    $      5.28
                                                                     -----------
Net Asset Value - Delaware Extended Duration
  Bond Fund Class C ($1,019,526 / 193,116 Shares)                    $      5.28
                                                                     -----------
Net Asset Value - Delaware Extended Duration
  Bond Fund Institutional Class
   ($60,095,690 / 11,384,560 Shares)                                 $      5.28
                                                                     -----------

Components of Net Assets at January 31, 2002:
Shares of beneficial interest (unlimited
  authorization - no par)                                           $71,327,445
Undistributed net investment income                                      14,495
Accumulated net realized loss on investments                         (3,936,867)
Net unrealized appreciation of investments                            1,089,664
                                                                    -----------
Total net assets                                                    $68,494,737
                                                                    -----------

*Zero coupon bond as of January 31, 2002. The interest rate shown is the step-up rate.

Net Asset Value and Offering Price Per Share -
  Delaware Extended Duration Bond Fund
Net asset value Class A (A)                                               $5.28
Sales charge (4.75% of offering price, or
  4.92% of amount invested per share) (B)                                  0.26
                                                                          -----
Offering price                                                            $5.54
                                                                          -----

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.


See accompanying notes

                                            Delaware Corporate Bond Fund
                                            Delaware Extended Duration Bond Fund
                                            January 31, 2002 (Unaudited)

Statement
    of Assets and Liabilities



                                                                                  Delaware            Delaware
                                                                                  Corporate      Extended Duration
                                                                                  Bond Fund            Bond Fund



Assets:
  Investments at market (cost $75,469,441 and $67,306,018 respectively)         $75,871,463          $68,430,294
  Receivables for securities sold                                                11,862,463            8,780,136
  Interest receivable                                                             1,255,852            1,202,280
  Cash                                                                              901,768              857,595
  Subscriptions receivable                                                          617,812              302,137
  Expense reimbursements                                                            294,111              380,160
  Total assets                                                                  -----------          -----------
                                                                                 90,803,469           79,952,602
                                                                                -----------          -----------


Liabilities:
  Payables for securities purchased                                              16,185,868           10,829,193
  Accrued expenses                                                                  309,761              371,683
  Liquidations payable                                                               93,359              132,387
  Distributions payable                                                             113,621              124,602
  Total liabilities                                                             -----------          -----------
                                                                                 16,702,609           11,457,865
Total net assets                                                                -----------          -----------

                                                                                $74,100,860          $68,494,737
                                                                                ===========          ===========




See accompanying notes

Statement
       of Operations

                                                    Delaware Corporate Bond Fund
                                            Delaware Extended Duration Bond Fund
                                                    January 31, 2002 (Unaudited)

                                                                                                     Delaware          Delaware
                                                                                                     Corporate    Extended Duration
                                                                                                    Bond Fund          Bond Fund

Investment Income:
   Interest                                                                                         $ 2,626,431          $2,632,722
   Dividends                                                                                             11,350              45,400
                                                                                                    -----------          ----------
                                                                                                      2,637,781           2,678,122
                                                                                                    -----------          ----------

Expenses:
  Management fees                                                                                       176,711             185,293
  Dividend disbursing and transfer agent fees and expenses                                               83,070              32,420
  Distribution expense -- Class A                                                                         9,835               4,944
  Distribution expense -- Class B                                                                        33,421               6,985
  Distribution expense -- Class C                                                                        13,026               2,478
  Accounting and administration                                                                          15,252              12,113
  Professional fees                                                                                       3,250                  --
  Registration fees                                                                                       3,200               7,500
  Custodian fees                                                                                          2,605               8,181
  Trustees' fees                                                                                          1,370               1,480
  Reports and statements to shareholders                                                                    200               1,500
  Taxes (other than taxes on income)                                                                        200                  80
  Other                                                                                                     926               1,159
                                                                                                    -----------          ----------
                                                                                                        343,538             264,134
  Less expenses absorbed or waived                                                                      (91,680)            (60,093)
  Less expenses paid indirectly                                                                            (848)               (812)
                                                                                                    -----------          ----------
Total expenses                                                                                          250,538             203,228
                                                                                                    -----------          ----------

Net Investment Income                                                                                 2,387,243           2,474,894
                                                                                                    -----------          ----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments                                                                    1,416,830           1,290,271
  Net change in unrealized appreciation/depreciation of investments                                  (1,442,863)         (1,083,586)
                                                                                                    -----------          ----------
  Net Realized and Unrealized Gain (Loss) on Investments                                                (26,033)            206,685
                                                                                                    -----------          ----------

Net Increase in Net Assets Resulting from Operations                                                $ 2,361,210          $2,681,579
                                                                                                    ===========          ==========


See accompanying notes

Statements
   of Changes in Net Assets

                                                                           Delaware Corporate         Delaware Extended Duration
                                                                                Bond Fund                        Bond Fund
                                                                      -------------------------------------------------------------
                                                                       Six Months                     Six Months
                                                                         Ended       Year Ended         Ended           Year Ended
                                                                        1/31/02        7/31/01         1/31/02           7/31/01
                                                                      (Unaudited)                     (Unaudited)

Increase (Decrease) in Net Assets from Operations:
   Net investment income                                              $ 2,387,243   $4,569,109      $2,474,894           $4,983,575
   Net realized gain (loss) on investments                              1,416,830     (117,863)      1,290,271           (1,271,280)
   Net change in unrealized appreciation/depreciation of
     investments                                                       (1,442,863)   3,671,941      (1,083,586)           6,054,985
                                                                      -------------------------------------------------------------
   Net increase in net assets resulting from operations                 2,361,210    8,123,187       2,681,579            9,767,280
                                                                      -------------------------------------------------------------

Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                             (265,533)    (284,322)       (156,697)            (184,327)
     Class B                                                             (200,361)    (193,459)        (53,953)             (41,141)
     Class C                                                              (77,968)     (53,604)        (19,817)             (14,574)
     Institutional Class                                               (1,873,793)  (4,025,537)     (2,219,148)          (4,743,533)
                                                                      -------------------------------------------------------------
                                                                       (2,417,655)  (4,556,922)     (2,449,615)         (4,983,575)
                                                                      -------------------------------------------------------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                            5,428,031    3,975,715       2,029,567            1,863,791
     Class B                                                            4,726,454    3,012,954       1,208,448              798,817
     Class C                                                            1,915,952    1,743,286         617,204              384,820
     Institutional Class                                                7,417,146   11,769,102       7,779,022           11,946,481

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                              161,169      183,787          94,604              111,747
     Class B                                                              101,588      110,221          35,545               26,887
     Class C                                                               41,862       29,747          13,554               10,334
     Institutional Class                                                1,627,548    3,520,423       1,948,495            4,206,053
                                                                      -------------------------------------------------------------
                                                                       21,419,750   24,345,235      13,726,439           19,348,930
                                                                      -------------------------------------------------------------
   Cost of shares repurchased:
     Class A                                                           (1,066,484)  (1,601,344)       (479,578)            (776,093)
     Class B                                                             (755,334)    (638,376)        (72,664)            (175,761)
     Class C                                                             (116,771)    (323,363)        (21,789)             (90,507)
     Institutional Class                                              (11,772,360) (19,132,278)    (11,811,642)         (20,634,720)
                                                                        -----------------------------------------------------------
                                                                      (13,710,949) (21,695,361)    (12,385,673)         (21,677,081)
                                                                        -----------------------------------------------------------
Increase (decrease) in net assets derived from capital share
  transactions                                                          7,708,801    2,649,874       1,340,766           (2,328,151)
                                                                        -----------------------------------------------------------
Net Increase in Net Assets                                              7,652,356    6,216,139       1,572,730            2,455,554

Net Assets:
   Beginning of period                                                 66,448,504   60,232,365      66,922,007           64,466,453
                                                                      -------------------------------------------------------------
   End of period                                                      $74,100,860  $66,448,504     $68,494,737          $66,922,007
                                                                      =============================================================


See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Corporate Bond Fund Class A

                                                                      Six Months                                       9/15/98(1)
                                                                         Ended               Year Ended                    to
                                                                      01/31/02(2)      7/31/01         7/31/00          7/31/99
                                                                      (Unaudited)
Net asset value, beginning of period                                    $5.370          $5.070         $5.280            $5.500

Income (loss) from investment operations:
Net investment income                                                    0.181           0.370          0.353             0.201
Net realized and unrealized gain (loss)
  on investments                                                        (0.008)          0.299         (0.210)           (0.216)
                                                                        ------          ------         ------            ------
Total from investment operations                                         0.173           0.669          0.143            (0.015)
                                                                        ------          ------         ------            ------
Less dividends and distributions:
Dividends from net investment income                                    (0.183)         (0.369)        (0.353)           (0.201)
Distributions from net realized gain on investments                         --              --             --            (0.004)
                                                                        ------          ------         ------            ------
Total dividends and distributions                                       (0.183)         (0.369)        (0.353)           (0.205)
                                                                        ------          ------         ------            ------

Net asset value, end of period                                          $5.360          $5.370         $5.070            $5.280
                                                                        ======          ======         ======            ======

Total return(3)                                                          3.29%          13.72%          2.85%            (0.34%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $10,122          $5,596         $2,790            $1,377
Ratio of expenses to average net assets                                  0.80%           0.80%          0.80%             0.80%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                           1.06%           1.20%          1.27%             1.26%
Ratio of net investment income to average net assets                     6.66%           7.16%          6.84%             5.75%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly                        6.40%           6.76%          6.37%             5.29%
Portfolio turnover                                                      1,184%            709%           118%              175%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended January 31, 2002 was to decrease net investment income per share by 0.002, increase net realized and unrealized gains and losses per share by 0.002 and decrease the ratio of net investment income to average net assets 0.07%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


See accompanying notes.

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                     Delaware Corporate Bond Fund Class B

                                                                                Six Months                              9/15/98(1)
                                                                                  Ended            Year Ended              to
                                                                                01/31/02(2)    7/31/01     7/31/00       7/31/99
                                                                                (Unaudited)
Net asset value, beginning of period                                               $5.370        $5.070       $5.280       $5.500

Income (loss) from investment operations:
Net investment income                                                               0.160         0.331        0.315        0.171
Net realized and unrealized gain (loss) on investments                             (0.008)        0.300       (0.210)      (0.216)
                                                                                   ------        ------       ------       ------
Total from investment operations                                                    0.152         0.631        0.105       (0.045)
                                                                                   ------        ------       ------       ------

Less dividends and distributions:
Dividends from net investment income                                               (0.162)       (0.331)      (0.315)      (0.171)
Distributions from net realized gain on investments                                    --            --           --       (0.004)
                                                                                   ------        ------       ------       ------
Total dividends and distributions                                                  (0.162)       (0.331)      (0.315)      (0.175)
                                                                                   ------        ------       ------       ------

Net asset value, end of period                                                     $5.360        $5.370       $5.070       $5.280
                                                                                   ======        ======       ======       ======

Total return(3)                                                                     2.90%        12.89%        2.09%       (0.88%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                            $8,817        $4,736       $2,057       $1,236
Ratio of expenses to average net assets                                             1.55%         1.55%        1.55%        1.55%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                           1.81%         1.95%        2.02%        2.01%
Ratio of net investment income to average net assets                                5.91%         6.41%        6.09%        5.00%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly                                   5.65%         6.01%        5.62%        4.54%
Portfolio turnover                                                                 1,184%          709%         118%         175%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended January 31, 2002 was to decrease net investment income per share by 0.002, increase net realized and unrealized gains and losses per share by 0.002 and decrease the ratio of net investment income to average net assets 0.07%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


See accompanying notes.

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                     Delaware Corporate Bond Fund Class C

                                                                                Six Months                              9/15/98(1)
                                                                                  Ended            Year Ended              to
                                                                                01/31/02(2)    7/31/01     7/31/00       7/31/99
                                                                                (Unaudited)
Net asset value, beginning of period                                               $5.370        $5.070       $5.280       $5.500

Income (loss) from investment operations:
Net investment income                                                               0.160         0.331        0.316        0.171
Net realized and unrealized gain (loss) on investments                             (0.008)        0.299       (0.210)      (0.216)
                                                                                   ------        ------       ------       ------
Total from investment operations                                                    0.152         0.630        0.106       (0.045)
                                                                                   ------        ------       ------       ------

Less dividends and distributions:
Dividends from net investment income                                               (0.162)       (0.330)      (0.316)      (0.171)
Distributions from net realized gain on investments                                    --            --           --       (0.004)
                                                                                   ------        ------       ------       ------
Total dividends and distributions                                                  (0.162)       (0.330)      (0.316)      (0.175)
                                                                                   ------        ------       ------       ------

Net asset value, end of period                                                     $5.360        $5.370       $5.070       $5.280
                                                                                   ======        ======       ======       ======

Total return(3)                                                                     2.90%        12.88%        2.10%       (0.88%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                            $3,643        $1,804        $296         $303
Ratio of expenses to average net assets                                             1.55%         1.55%        1.55%        1.55%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                           1.81%         1.95%        2.02%        2.01%
Ratio of net investment income to average net assets                                5.91%         6.41%        6.09%        5.00%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly                                   5.65%         6.01%        5.62%        4.54%
Portfolio turnover                                                                 1,184%          709%         118%         175%



(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended January 31, 2002 was to decrease net investment income per share by 0.002, increase net realized and unrealized gains and losses per share by 0.002 and decrease the ratio of net investment income to average net assets 0.07%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


See accompanying notes.

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                Delaware Corporate Bond Fund Institutional Class

                                                                                Six Months                              9/15/98(1)
                                                                                  Ended            Year Ended              to
                                                                                01/31/02(2)    7/31/01     7/31/00       7/31/99
                                                                                (Unaudited)
Net asset value, beginning of period                                               $5.370        $5.070       $5.280       $5.500

Income (loss) from investment operations:
Net investment income                                                               0.187         0.383        0.367        0.212
Net realized and unrealized gain (loss) on investments                             (0.008)        0.300       (0.210)      (0.216)
                                                                                  -------       -------      -------      -------
Total from investment operations                                                    0.179         0.683        0.157       (0.004)
                                                                                  -------       -------      -------      -------

Less dividends and distributions:
Dividends from net investment income                                               (0.189)       (0.383)      (0.367)      (0.212)
Distributions from net realized gain on investments                                    --            --           --       (0.004)
                                                                                  -------       -------      -------      -------
Total dividends and distributions                                                  (0.189)       (0.383)      (0.367)      (0.216)
                                                                                  -------       -------      -------      -------

Net asset value, end of period                                                     $5.360        $5.370       $5.070       $5.280
                                                                                  =======       =======      =======      =======

Total return(3)                                                                     3.42%        14.02%        3.12%       (0.14%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                           $51,519       $54,312      $55,088      $55,201
Ratio of expenses to average net assets                                             0.55%         0.55%        0.55%        0.55%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                           0.81%         0.95%        1.02%        1.01%
Ratio of net investment income to average net assets                                6.91%         7.41%        7.09%        6.00%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly                                   6.65%         7.01%        6.62%        5.54%
Portfolio turnover                                                                 1,184%          709%         118%         175%



(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended January 31, 2002 was to decrease net investment income per share by 0.002, increase net realized and unrealized gains and losses per share by 0.002 and decrease the ratio of net investment income to average net assets 0.07%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


See accompanying notes.

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                  Delaware Extended Duration Bond Fund Class A

                                                                                Six Months                              9/15/98(1)
                                                                                  Ended            Year Ended              to
                                                                                01/31/02(2)    7/31/01     7/31/00       7/31/99
                                                                                (Unaudited)
Net asset value, beginning of period                                               $5.260        $4.890       $5.150       $5.500

Income (loss) from investment operations:
Net investment income                                                               0.188         0.369        0.360        0.206
Net realized and unrealized gain (loss) on investments                              0.018         0.370       (0.260)      (0.347)
                                                                                   ------        ------       ------       ------
Total from investment operations                                                    0.206         0.739        0.100       (0.141)
                                                                                   ------        ------       ------       ------

Less dividends and distributions:
Dividends from net investment income                                               (0.186)       (0.369)      (0.360)      (0.206)
Distributions from net realized gain on investments                                    --            --           --       (0.003)
                                                                                   ------        ------       ------       ------
Total dividends and distributions                                                  (0.186)       (0.369)      (0.360)      (0.209)
                                                                                   ------        ------       ------       ------

Net asset value, end of period                                                     $5.280        $5.260       $4.890       $5.150
                                                                                   ======        ======       ======       ======

Total return(3)                                                                     4.01%        15.76%        2.08%       (2.68%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                            $5,022        $3,346       $1,948       $1,042
Ratio of expenses to average net assets                                             0.80%         0.80%        0.80%        0.80%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                           0.98%         1.26%        1.23%        1.27%
Ratio of net investment income to average net assets                                7.12%         7.38%        7.24%        5.88%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly                                   6.94%         6.92%        6.81%        5.41%
Portfolio turnover                                                                   918%          642%         115%         201%



(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended January 31, 2002 was to decrease net investment income per share by 0.001, increase net realized and unrealized gains and losses per share by 0.001 and decrease the ratio of net investment income to average net assets 0.03%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


See accompanying notes.

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                  Delaware Extended Duration Bond Fund Class B

                                                                                Six Months                              9/15/98(1)
                                                                                  Ended            Year Ended              to
                                                                                01/31/02(2)    7/31/01     7/31/00       7/31/99
                                                                                (Unaudited)
Net asset value, beginning of period                                               $5.260        $4.890       $5.150       $5.500

Income (loss) from investment operations:
Net investment income                                                               0.167         0.331        0.323        0.172
Net realized and unrealized gain (loss) on investments                              0.018         0.370       (0.260)      (0.347)
                                                                                   ------        ------       ------       ------
Total from investment operations                                                    0.185         0.701        0.063       (0.175)
                                                                                   ------        ------       ------       ------

Less dividends and distributions:
Dividends from net investment income                                               (0.165)       (0.331)      (0.323)      (0.172)
Distributions from net realized gain on investments                                    --            --           --       (0.003)
                                                                                   ------        ------       ------       ------
Total dividends and distributions                                                  (0.165)       (0.331)      (0.323)      (0.175)
                                                                                   ------        ------       ------       ------

Net asset value, end of period                                                     $5.280        $5.260       $4.890       $5.150
                                                                                   ======        ======       ======       ======

Total return(3)                                                                     3.61%        14.90%        1.32%       (3.28%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                            $2,357        $1,175        $476         $114
Ratio of expenses to average net assets                                             1.55%         1.55%        1.55%        1.55%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                           1.73%         2.01%        1.98%        2.02%
Ratio of net investment income to average net assets                                6.37%         6.63%        6.49%        5.13%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly                                   6.19%         6.17%        6.06%        4.66%
Portfolio turnover                                                                   918%          642%         115%         201%



(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended January 31, 2002 was to decrease net investment income per share by 0.001, increase net realized and unrealized gains and losses per share by 0.001 and decrease the ratio of net investment income to average net assets 0.03%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


See accompanying notes.

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                  Delaware Extended Duration Bond Fund Class C

                                                                                Six Months                              9/15/98(1)
                                                                                  Ended            Year Ended              to
                                                                                01/31/02(2)    7/31/01     7/31/00       7/31/99
                                                                                (Unaudited)
Net asset value, beginning of period                                               $5.260        $4.890       $5.150       $5.500

Income (loss) from investment operations:
Net investment income                                                               0.168         0.331        0.323        0.180
Net realized and unrealized gain (loss) on investments                              0.018         0.370       (0.260)      (0.347)
                                                                                   ------        ------       ------       ------
Total from investment operations                                                    0.186         0.701        0.063       (0.167)
                                                                                   ------        ------       ------       ------

Less dividends and distributions:
Dividends from net investment income                                               (0.166)       (0.331)      (0.323)      (0.180)
Distributions from net realized gain on investments                                    --            --           --       (0.003)
                                                                                   ------        ------       ------       ------
Total dividends and distributions                                                  (0.166)       (0.331)      (0.323)      (0.183)
                                                                                   ------        ------       ------       ------

Net asset value, end of period                                                     $5.280        $5.260       $4.890       $5.150
                                                                                   ======        ======       ======       ======

Total return(3)                                                                     3.62%        14.88%        1.32%       (3.15%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                            $1,020         $408          $87          $58
Ratio of expenses to average net assets                                             1.55%         1.55%        1.55%        1.55%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                           1.73%         2.01%        1.98%        2.02%
Ratio of net investment income to average net assets                                6.37%         6.63%        6.49%        5.13%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly                                   6.19%         6.17%        6.06%        4.66%
Portfolio turnover                                                                   918%          642%         115%         201%



(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended January 31, 2002 was to decrease net investment income per share by 0.001, increase net realized and unrealized gains and losses per share by 0.001 and decrease the ratio of net investment income to average net assets 0.03%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


See accompanying notes.

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                            Delaware Extended Duration Bond Fund Institutional Class

                                                                                Six Months                              9/15/98(1)
                                                                                  Ended            Year Ended              to
                                                                                01/31/02(2)    7/31/01     7/31/00       7/31/99
                                                                                (Unaudited)
Net asset value, beginning of period                                               $5.260        $4.890       $5.150       $5.500

Income (loss) from investment operations:
Net investment income                                                               0.195         0.382        0.372        0.215
Net realized and unrealized gain (loss) on investments                              0.018         0.370       (0.260)      (0.347)
                                                                                  -------       -------      -------      -------
Total from investment operations                                                    0.213         0.752        0.112       (0.132)
                                                                                  -------       -------      -------      -------

Less dividends and distributions:
Dividends from net investment income                                               (0.193)       (0.382)      (0.372)      (0.215)
Distributions from net realized gain on investments                                    --            --           --       (0.003)
                                                                                  -------       -------      -------      -------
Total dividends and distributions                                                  (0.193)       (0.382)      (0.372)      (0.218)
                                                                                  -------       -------      -------      -------

Net asset value, end of period                                                     $5.280        $5.260       $4.890       $5.150
                                                                                  =======       =======      =======      =======

Total return(3)                                                                     4.16%        16.05%        2.34%       (2.52%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                           $60,096       $61,993      $61,955      $55,631
Ratio of expenses to average net assets                                             0.55%         0.55%        0.55%        0.55%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                           0.73%         1.01%        0.98%        1.02%
Ratio of net investment income to average net assets                                7.37%         7.63%        7.49%        6.13%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly                                   7.19%         7.17%        7.06%        5.66%
Portfolio turnover                                                                   918%          642%         115%         201%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended January 31, 2002 was to decrease net investment income per share by 0.001, increase net realized and unrealized gains and losses per share by 0.001 and decrease the ratio of net investment income to average net assets 0.03%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


See accompanying notes.

Notes                                       Delaware Corporate Bond Fund
  to Financial Statements                   Delaware Extended Duration Bond Fund
                                            January 31, 2002 (Unaudited)

Delaware Group Income Funds ("the Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and the Delaware Strategic Income Fund. These financial statements and the related notes pertain to the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each referred to as a "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sales exclusively to a limited group of investors.

The investment objective of the Funds is to seek to provide investors with total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite dividends and distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle -- As required, effective August 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to July 31, 2001, the Funds did not amortize premium or market discount, which conformed to the Funds policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total assets of the Fund, but resulted in a $8,805 increase in cost of securities and a corresponding $8,805 reduction in net unrealized appreciation for Corporate Bond Fund and a $663 reduction, $663 increase for Extended Duration Fund based on securities held on August 1, 2001.

In addition, effective August 1, 2001, the Funds adopted the provisions of the Guide that require gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Prior to July 31, 2001, such gains (losses) were included in realized gain (loss) on investments.

The effect of these changes for the period ended January 31, 2002 were as follows:

                                              Delaware          Delaware
                                              Corporate     Extended Duration
                                              Bond Fund        Bond Fund

Net Investment Income                         $ (23,879)       $   9,990
Net Unrealized Appreciation
   (Depreciation)                                (8,393)         (45,396)
Net Realized Gains (Losses)                      32,272           35,405

The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Notes
  to Financial Statements (continued)

1. Significant Accounting Policies (continued)
Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the period ended January 31, 2002 were as follows:

                                           Delaware          Delaware
                                           Corporate     Extended Duration
                                           Bond Fund         Bond Fund

Commission reimbursements                    $848              $812
Earnings credits                               --                --

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

Delaware Corporate                       Delaware Extended Duration
Bond Fund                                Bond Fund

On the first $500 million   0.500%       On the first $500 million    0.550%
On the next $500 million    0.475%       On the next $500 million     0.500%
On the next $1.5 billion    0.450%       On the next $1.5 billion     0.450%
In excess of $2.5 billion   0.425%       In excess of $2.5 billion    0.425%

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.55% of average daily net assets for each Fund through September 30, 2002.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. Each Fund pays DSC a monthly based fee on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the distribution agreement, each Fund pays Delaware Distributors, L.P. the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of Class A and 1.00% of the average daily net assets of the Class B and C shares. The Board of Trustees has set the fee at an annual rate of 0.25% of the Class A shares' average daily net assets. No distribution expenses are paid by Institutional Class shares.

At January 31, 2002, each Fund had liabilities payable to affiliates as follows:

                                          Delaware           Delaware
                                          Corporate      Extended Duration
                                          Bond Fund          Bond Fund

Investment Management
   fee payable to DMC                      $30,887            $31,884
Dividend disbursing,
   transfer agent fees,
   accounting and other
   expenses payable to DSC                  19,490              8,443
Other expenses payable to
   DMC and affiliates                       13,379              4,597

For the period ended January 31, 2002, DDLP earned commissions on the sales of the Class A shares for each Fund as follows:

 Delaware Corporate Bond Fund                                  $6,354
 Delaware Extended Duration Bond Fund                          $3,942

Certain officers of DMC, DSC and DDLP are officers, and/or trustees of the Funds. These officers, and trustees and employees are paid no compensation by the Funds.

3. Investments
For the period ended January 31, 2002, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                         Delaware            Delaware
                                         Corporate       Extended Duration
                                         Bond Fund          Bond Fund

   Purchases                           $256,747,216       $179,800,950
   Sales                                250,499,478        179,156,943

The cost of investments for federal income tax purposes approximates the cost for book purposes.

At January 31, 2002, the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:

                                          Delaware          Delaware
                                          Corporate     Extended Duration
                                          Bond Fund         Bond Fund

   Cost of investments                   $75,469,441       $67,306,018
   Aggregate unrealized
     appreciation                        $ 1,181,270       $ 2,182,583
   Aggregate unrealized
     depreciation                           (779,233)       (1,058,307)
   Net unrealized appreciation           $   402,037       $ 1,124,276

Notes
  to Financial Statements (continued)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the periods ending January 31, 2002 and July 31, 2001 were as follows:
                                                   Delaware
                                                   Corporate
                                                   Bond Fund
                                         1/31/02                2001
                                       (Unaudited)

Ordinary income                        $2,417,655            $4,556,922
                                       ----------            ----------
Total                                  $2,417,655            $4,556,922
                                       ==========            ==========

                                                    Delaware
                                               Extended Duration
                                                   Bond Fund
                                         1/31/02                2001
                                       (Unaudited)

Ordinary income                        $2,449,615            $4,983,578
                                       ----------            ----------
Total                                  $2,449,615            $4,983,578
                                       ==========            ==========

As of January 31, 2002, the components of net assets on a tax basis were as follows:
                                Delaware Corporate            Delaware Extended
                                         Bond Fund           Duration Bond Fund

Paid in capital                      $76,867,124                 $71,327,445
Net investment income                      1,411                      15,288
Net realized loss on investments      (1,357,810)                   (425,370)
Capital loss carryforwards            (3,597,253)                 (3,549,094)
Post-October losses                    1,785,351                       2,192
Unrealized appreciation
   on investments and
   foreign currency                      402,037                   1,124,276
                                     -----------                 -----------
Net Assets                           $74,100,860                 $68,494,737
                                     ===========                 ===========

The Fund's capital loss carryforwards may be applied against future capital gains. Such capital loss carryforwards expire as follows:

                                    Delaware              Delaware
                                    Corporate         Extended Duration
                                    Bond Fund             Bond Fund

         2008                       $1,704,753            $2,232,330
         2009                        1,892,500             1,315,765

Post-October losses represent losses realized on investments transactions from November 1, 2001 through December 31, 2001 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

Delaware Corporate Bond Fund
                                         Six Months          Year
                                           Ended            Ended
                                          1/31/02          7/31/01
Shares sold:
   Class A                                1,015,311         769,704
   Class B                                  884,536         578,725
   Class C                                  357,425         334,553
   Institutional Class                    1,388,519       2,279,925

Shares issued upon reinvestment
  of distributions:
   Class A                                   30,257          35,515
   Class B                                   19,037          21,287
   Class C                                    7,856           5,709
   Institutional Class                      305,574         681,447
                                         ----------      ----------
                                          4,008,515       4,706,685
                                         ----------      ----------
Shares repurchased:
   Class A                                 (200,354)       (312,456)
   Class B                                 (141,738)       (112,987)
   Class C                                  (21,833)        (62,557)
   Institutional Class                   (2,206,784)     (3,703,081)
                                         ----------      ----------
                                         (2,570,709)     (4,201,081)
                                         ----------      ----------
Net increase                              1,437,806         505,784
                                         ==========      ==========

Delaware Extended Duration Bond Fund

                                          Six Months         Year
                                             Ended           Ended
                                            1/31/02         7/31/01
   Shares sold:
   Class A                                  388,571         369,200
   Class B                                  230,338         156,400
   Class C                                  117,111          76,401
   Institutional Class                    1,482,404       2,386,238

Shares issued upon reinvestment of
 dividends and distributions:
   Class A                                   18,158          22,285
   Class B                                    6,820           5,347
   Class C                                    2,596           2,048
   Institutional Class                      374,119         840,074
                                         ----------      ----------
                                          2,620,117       3,857,993
                                         ----------      ----------
Shares repurchased:
   Class A                                  (91,585)       (153,704)
   Class B                                  (14,014)        (35,552)
   Class C                                   (4,162)        (18,645)
   Institutional Class                   (2,261,034)     (4,109,198)
                                         ----------      ----------
                                         (2,370,795)     (4,317,099)
                                         ----------      ----------
Net increase                                249,322        (459,106)
                                         ==========      ==========

Notes
  to Financial Statements (continued)

6. Line of Credit
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of January 31, 2002 or at any time during the period.

7. Credit and Market Risk
Each Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

Each Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This semi-annual report is for the information of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 Board of Trustees                               Affiliated Officers                           Contact Information

 Charles E. Haldeman, Jr.                        William E. Dodge                              Investment Manager
 Chairman                                        Executive Vice President and                  Delaware Management Company
 Delaware Investments Family of Funds            Chief Investment Officer, Equity              Philadelphia, PA
 Philadelphia, PA                                Delaware Investments Family of Funds
                                                 Philadelphia, PA                              International Affiliate
 Walter P. Babich                                                                              Delaware International Advisers Ltd.
 Board Chairman                                  Jude T. Driscoll                              London, England
 Citadel Constructors, Inc.                      Executive Vice President and
 King of Prussia, PA                             Head of Fixed Income                          National Distributor
                                                 Delaware Investments Family of Funds          Delaware Distributors, L.P.
 David K. Downes                                 Philadelphia, PA                              Philadelphia, PA
 President and Chief Executive Officer
 Delaware Investments Family of Funds            Richard J. Flannery                           Shareholder Servicing, Dividend
 Philadelphia, PA                                President and Chief Executive Officer         Disbursing and Transfer Agent
                                                 Delaware Distributors, L.P.                   Delaware Service Company, Inc.
 John H. Durham                                  Philadelphia, PA                              2005 Market Street
 Private Investor                                                                              Philadelphia, PA 19103-7094
 Gwynedd Valley, PA
                                                                                               For Shareholders
 John A. Fry                                                                                   800 523-1918
 Executive Vice President
 University of Pennsylvania                                                                    For Securities Dealers and Financial
 Philadelphia, PA                                                                              Institutions Representatives Only
                                                                                               800 362-7500
 Anthony D. Knerr
 Consultant                                                                                    Website
 Anthony Knerr & Associates                                                                    www.delawareinvestments.com
 New York, NY

 Ann R. Leven
 Former Treasurer/Chief Fiscal Officer
 National Gallery of Art
 Washington, DC

 Thomas F. Madison
 President and Chief Executive Officer
 MLM Partners, Inc.
 Minneapolis, MN

 Janet L. Yeomans
 Vice President and Treasurer
 3M Corporation
 St. Paul, MN


(5692)                                                        Printed in the USA
SA-460 [1/02] CG 3/02                                         (J7928/EXP: 9/02)